Note Investment Securities Available for Sale (Realized gains and losses on investments securities available-for-sale) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Available-for-sale Securities, Gross Realized Gain (Loss), Disclosures
Gross Realized Gains	$ 226	$ 4,461	$ 2,110
Gross Realized Losses	(85)	(5,331)	0
Net realized (losses) gains on sale of investment securities AFS	$ 141	$ (870)	$ 2,110